SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: DECEMBER 15, 2003
                        (Date of earliest event reported)





                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                     1-16725                    42-1520346
(State or other jurisdiction    Commission file number      (I.R.S. Employer
    of incorporation)                                    Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)


                                 (515) 247-5111
              (Registrant's telephone number, including area code)

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

ITEM 7.  EXHIBITS

99.1 Press Release of Principal Financial Group, Inc. dated December 15, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

On December 15, 2003, Principal Financial Group, Inc. issued a press release updating its earnings guidance. A copy of the press release is attached hereto as Exhibit 99.1.








                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PRINCIPAL FINANCIAL GROUP, INC.


                                    By:       /S/ THOMAS J. GRAF
                                    --------------------------------------------
                                    Name:  Thomas J. Graf
                                    Title: Senior Vice President - Investor
                                           Relations



Date:  December 15, 2003


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

FOR RELEASE:      On receipt, December 15, 2003
MEDIA CONTACT:    Jeff Rader, 515-247-7883, rader.jeff@principal.com
INVESTOR RELATIONS CONTACT: Tom Graf, 515-235-9500,
                            investor-relations@principal.com


           PRINCIPAL FINANCIAL GROUP, INC. UPDATES EARNINGS GUIDANCE

Des Moines,  IA (December 15, 2003) -- Principal  Financial  Group,  Inc. (NYSE:
PFG) today announced the company intends to take a write-down of its mortgage servicing rights asset (MSR) in fourth quarter 2003. The impact on net income and operating earnings is expected to range from $70 to $110 million after tax, or 22 cents to 34 cents per diluted share.
         "Our mortgage banking business is strongly focused on the servicing of loans, so determining the value of our MSR is of critical importance to us. We are very disciplined in our approach and committed to our valuation philosophy," said John Aschenbrenner, President, Insurance and Financial Services.
         "We are highly confident our model reflects the economic value of the asset," said Aschenbrenner. "However, generally accepted accounting principles require mortgage servicing rights to be carried at market value and market valuations of MSRs are not precise in an environment like the current one, where there have been limited sales to use as comparables.
         "Because assessing market value is difficult, we conducted a thorough review of external market measures, with the help of additional independent valuation experts. Based on our review, we will take a write-down to the mortgage servicing rights during the fourth quarter to bring it more in line with currently available external indicators of market value."
         Aside from the impact of the write-down, previous net income and operating earnings guidance for fourth quarter 2003 remains unchanged for Principal Financial Group, Inc. 2004 guidance remains unchanged for Principal Financial Group, Inc.

Forward looking and cautionary statements

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION, STATEMENTS AS TO SALES TARGETS, SALES AND EARNINGS TRENDS, AND MANAGEMENT'S BELIEFS, EXPECTATIONS, GOALS AND OPINIONS. THESE STATEMENTS ARE
BASED ON A NUMBER OF ASSUMPTIONS CONCERNING FUTURE CONDITIONS THAT MAY ULTIMATELY PROVE TO BE INACCURATE. FUTURE EVENTS AND THEIR EFFECTS ON THE COMPANY MAY NOT BE THOSE ANTICIPATED, AND ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THE RESULTS ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS. THE RISKS,


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UNCERTAINTIES  AND  FACTORS  THAT COULD  CAUSE OR  CONTRIBUTE  TO SUCH  MATERIAL
DIFFERENCES ARE DISCUSSED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, AND IN THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2003, FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE RISKS AND UNCERTAINTIES INCLUDE,
WITHOUT LIMITATION: COMPETITIVE FACTORS; VOLATILITY OF FINANCIAL MARKETS; DECREASE IN RATINGS; INTEREST RATE CHANGES; INABILITY TO ATTRACT AND RETAIN SALES REPRESENTATIVES; INTERNATIONAL BUSINESS RISKS; FOREIGN CURRENCY EXCHANGE RATE FLUCTUATIONS; AND INVESTMENT PORTFOLIO RISKS.

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

ABOUT THE PRINCIPAL FINANCIAL GROUP
The Principal Financial Group(R) (The Principal (R))1 is a leader in offering businesses, individuals and institutional clients a wIDe range of financial products and services, including retirement and investment services, life and health insurance and mortgage banking through its diverse family of financial services companies. More employers choose the Principal Financial Group for their 401(k) plans than any other bank, mutual fund, or insurance company in the United States2. A member of the Fortune 500, the Principal Financial Group has
$134.8 billion in assets under management3 and serves some 14.8 million customers worldwide from offices in Asia, Australia, Europe, Latin America and the United States. Principal Financial Group, Inc. is traded on the New York Stock Exchange under the ticker symbol PFG. For more information, visit WWW.PRINCIPAL.COM.
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1    "The  Principal   Financial  Group"  and  "The  Principal"  are  registered
     trademarks referring to Principal Financial Group, Inc.
2 CFO Magazine, April/May 2003, based on total plans served in 2002 by insurance companies, banks and investment firms.
3    As of September 30, 2003